EXCHANGE LISTED FUNDS TRUST

ETC GAVEKAL ASIA PACIFIC GOVERNMENT BOND ETF

NYSE Arca Ticker: AGOV

Supplement dated March 25, 2022 to the

Summary Prospectus, Prospectus (together, the “Prospectuses”), and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses and SAI for the ETC Gavekal Asia Pacific Government Bond ETF and should be read in conjunction with those documents.

Effective March 28, 2022, System 2 Advisors, L.P. (“S2”) will begin serving as a sub-adviser to the ETC Gavekal Asia Pacific Government Bond ETF (the “Fund”). The addition of S2 as a sub-adviser to the Fund does not affect the Fund’s investment objective, investment strategies, or overall fees and expenses and Gavekal Capital Limited (“Gavekal”) continues to serve as a sub-adviser to the Fund. Anupam Ghose of S2 has been added as a portfolio manager of the Fund. Christine Cheung of Gavekal and Andrew Serowik, Gabriel Tan, and Todd Alberico of Exchange Traded Concepts, LLC (“ETC”) continue to serve as portfolio managers of the Fund.

S2 is a Delaware limited partnership with its principal offices at 47 Maple Street, #303A, Summit, New Jersey 07901. S2 was formed in 2011 and is owned and controlled by Anupam Ghose and Robert C. Jones. With respect to its allocated portion of the Fund’s assets, S2 is responsible for trading portfolio securities and other investment instruments on behalf of the Fund and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of ETC, the Fund’s investment adviser, and the Board. For the services S2 provides, ETC pays S2 a fee calculated daily and paid monthly at an annual rate of 0.03% of the average daily assets of the Fund (subject to an annual minimum fee of $15,000).

Anupam Ghose is a founding partner and Chief Executive Officer of S2. Prior to joining S2 in 2011, Mr. Ghose was the Co-President and Chief Strategy Officer of Roc Capital, responsible for overseeing the firm’s marketing and investor relations as well as implementing short-term and long-term firm strategies. Prior to joining Roc Capital, Mr. Ghose was a senior member of the Prime Services Group at Credit Suisse. Prior to joining Credit Suisse, Mr. Ghose was a member of the Global Portfolio Trading & Equities Swaps desk at Goldman Sachs. Prior to that he was one of the limited partners at Spear, Leeds & Kellogg and was part of the integration team when the firm was acquired by Goldman Sachs in 2000. Mr. Ghose is the founder of Indus Advisors LLC, which launched the first India-focused exchange traded fund on the NYSE Arca in partnership with Invesco PowerShares. Mr. Ghose received his BA degree in economics from Bombay university in India in 1988, and his MBA in finance and investments from the Zicklin School of Business at Baruch College in 1994.

The addition of S2 as a sub-adviser to the Fund is occurring without the need for any shareholder action in reliance on an order received by the Trust and ETC from the Securities and Exchange Commission that permits ETC, subject to the supervision and approval of the Board, to hire investment sub-advisers without shareholder approval. Shareholders of the Fund will receive an information statement that provides additional information about S2. A discussion regarding the basis for the Board’s approval of the sub-advisory agreement with S2 will be available in the information statement and in the Fund’s Annual Report for the period ending March 31, 2022.

The following supplements the information under “The Portfolio Managers” in the SAI:

●	Portfolio Manager Compensation. Mr. Ghose is compensated by S2 and does not receive any compensation directly from the Fund or the Adviser. S2 pays Mr. Ghose a salary.

●	Fund Shares Owned by the Portfolio Managers. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of January 31, 2022, Mr. Ghose did not beneficially own shares of the Fund.

●	Other Accounts Managed. In addition to the Fund, as of January 31, 2022, Mr. Ghose is responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Anupam Ghose	1	$52	3	$306	0	$0
*	Assets in these accounts are subject to a performance based advisory fee.

The following information replaces similar information under “The Portfolio Managers” in the SAI:

●	Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the portfolio managers’ other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser and each Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts managed by the portfolio managers are fairly and equitably allocated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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